EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Escalara Resources Co. (the “Company”) for the quarter ended March 31, 2014, each of Charles F. Chambers, the Chief Executive Officer of the Company, and Adam Fenster, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated:  May 15, 2014

/s/ Charles F. Chambers
Charles F. Chambers
Principal Executive Officer
Chief Executive Officer

/s/ Adam Fenster
Adam Fenster
Principal Financial and Accounting Officer
Chief Financial Officer